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CUSIP NO. 47102X105                Schedule 13G                    Page 14 of 15
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                                                                       EXHIBIT 1
                                                                       ---------


               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated:  May 13, 2004

                                     HIGHFIELDS CAPITAL MANAGEMENT LP

                                     By: Highfields GP LLC, its General Partner


                                     /s/ Kenneth H. Colburn
                                     ----------------------------------
                                     Name:  Kenneth H. Colburn
                                     Title: Authorized Signatory



                                     HIGHFIELDS GP LLC


                                     /s/ Kenneth H. Colburn
                                     ----------------------------------
                                     Name: Kenneth H. Colburn
                                     Title: Authorized Signatory



                                     HIGHFIELDS CAPITAL LTD.

                                     By:  Highfields Capital Management LP, its
                                             Investment Manager

                                     By:  Highfields GP LLC, its General Partner


                                     /s/ Kenneth H. Colburn
                                     ----------------------------------
                                     Name: Kenneth H. Colburn
                                     Title: Authorized Signatory

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CUSIP NO. 47102X105                Schedule 13G                    Page 15 of 15
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                                     JONATHON S. JACOBSON

                                     By:  Kenneth H. Colburn


                                     /s/ Kenneth H. Colburn
                                     ----------------------------------
                                     Name: Kenneth H. Colburn
                                     Title: Authorized Signatory



                                     RICHARD L. GRUBMAN

                                     By:  Kenneth H. Colburn


                                     /s/ Kenneth H. Colburn
                                     ----------------------------------
                                     Name: Kenneth H. Colburn
                                     Title: Authorized Signatory